Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date: Nov 1, 1995
Original Settlement Date: Nov 21, 1995
Series Number of Class A-1 Certificates: 441919AG2
Series Number of Class A-2 Certificates: N/A
Original Sale Balance: $637,660,000

Distribution Date:	20-Nov-01
Determination Date:	19-Nov-01
Month:	72

Certificate Information

Servicer Certificate (Page 1 of 4)
Distribution Date:	11/20/01

Investor Certificateholder Floating Allocation Percentage	85.25%
Investor Certificateholder Fixed Allocation Percentage	97.90%

Aggregate Amount of Collections	2,956,321.98
Aggregate Amount of Interest Collections	893,912.03
Aggregate Amount of Principal Collections	2,062,409.95

Int. Collections Alloc. to Investor	762,015.83
Class A Principal Collections	1,955,762.10
Seller Interest Collections	131,896.20
Seller Principal Collections	106,647.85

Weighted Average Loan Rate	11.96%
Net Loan Rate	10.96%

Weighted Average Maximum Loan Rate	18.89%

Class A-1 Certificate Rate	2.7125%
Maximum Investor Certificate Rate	10.9582%
Class A-1 Certificate Interest Distributed	141,049.86
Class A-1 Investor Certificate Interest Shortfall before Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	2,019,099.34
Alternative Principal Dist. Amount (APDA)	1,955,762.10
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	1,955,762.10

Principal allocable to Class A-1	1,955,762.10

SPDA deposited to Funding Account	0.00

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00

Reimbursement to Credit Enhancer	0.00

Net Yield Trigger Calculation (Insurance Agreement) Monthly	9.35%
Net Yield Trigger Calculation (Insurance Agreement) 3 month avg	6.81%
Spread Trigger hit?	No

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	36,376.21

Cumulative Investor Liquidation Loss Amount	36,376.21

Total Principal allocable to A-1	1,992,138.31

Servicer Certificate (Page 2 of 4)
Distribution Date:	11/20/01

Beginning Class A-1 Certificate Principal Balance	64,551,662.26

Ending Class A-1 Certificate Principal Balance	62,559,523.95

Pool Factor (PF)	0.098107963
Retransfer Deposit Amount	0.00
Servicing Fees Distributed	56,504.19
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Current Investor Net Realized Loss	36,376.21
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	79,541,303.95
Ending Pool Balance	77,542,865.06
Beginning Invested Amount	67,805,031.26
Ending Invested Amount	65,812,892.95
Beginning Seller Principal Balance	11,736,272.69
Ending Seller Principal Balance	11,729,972.11
Additional Balances	106,647.85

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans Purchased in Period	$0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.	$0.00

Beginning Pre-Funding Account Balance	0.00
Ending Pre-Funding Account Balance	0.00
Pre-Funding Earnings	0.00

Beginning Capitalized Interest Account	0.00
Capital Interest Requirement (Transferred to Collection Account)	0.00
Ending Capitalized Interest Account	0.00

Beginning Spread Account Balance	6,506,737.00
Ending Spread Account Balance	6,506,737.00

Beginning Seller Interest	14.7549%
Ending Seller's Interest	15.1271%

Delinquency & REO Status
30 - 59 days
No. of Accounts	199
Trust Balance	5,998,627.97
60 - 89 days
No. of Accounts	40
Trust Balance	1,228,473.29
90+ days
No. of Accounts	96
Trust Balance	2,320,555.53
Servicer Certificate (Page 3 of 4)
Distribution Date:

270+ days
No. of Accounts	61
Trust Balance	980,318.49
REO
No. of Accounts	14
Trust Balance	548,044.96

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No
Aggregate of Credit Enhancement Draw Amounts exceed	No
1% of the Cit-off Balance and Pre-Funded Amount
Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement?	No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	238,544.05
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
Spread Account Draw Amount	0.00
Capitalized Interest Account Draw	0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))	0.00
Amount paid to Trustee	0.00
Cumulative Draw under Policy	0.00
Net Yield	6.81%

Total Available Funds
Aggregate Amount of Collections	2,956,321.98
Deposit for principal not used to purchase subsequent loans	0.00
Interest Earnings on the Pre-Funding Account	0.00
Deposit from Capitalized Interest Account	0.00
Total	2,956,321.98

Application of Available Funds
Servicing Fee	56,504.19
Principal and Interest to Class A-1	2,133,188.17

Seller's portion of Principal and Interest	238,544.05
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	528,085.57
Total	2,956,321.98
Servicer Certificate (Page 4 of 4)
Distribution Date:

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:	11/20/01

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	85.2451%
Class A Certificateholder Fixed Allocation Percentage	97.9000%

Beginning Class A-1 Certificate Balance	64,551,662.26

Class A-1 Certificate Rate	2.712500%

Class A-1 Certificate Interest Distributed	0.221199

Class A-1 Certificate Interest Shortfall Distributed	0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	3.124139

Maximum Principal Distribution Amount	3.166420
Scheduled Principal Distribution Amount (SPDA)	3.067092
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.057046

Total Amount Distributed to Certificateholders	3.345338

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	62,559,523.95

Class A-1 Factor	0.098107963

Pool Factor (PF)	0.098107963

Unreimbursed Liquidation Loss Amount	$0
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0

Class A Servicing Fee	56,504.19

Beginning Invested Amount	67,805,031.26
Ending Invested Amount	65,812,892.95
Beginning Pool Balance	79,541,303.95
Ending Pool Balance	77,542,865.06

Spread Account Draw Amount	0.00
Credit Enhancement Draw Amount	0.00

DELINQUENCY & REO STATUS
30 - 59 days
No. of Accounts	199
Trust Balance	5,998,627.97

60 - 89 days
No. of Accounts	40
Trust Balance	1,228,473.29
Statement to Certificateholders (Page 2 of 2)
Distribution Date:

90+ days
No. of Accounts	96
Trust Balance	2,320,555.53

REO
No. of Accounts	14
Trust Balance	548,044.96

Current Net Realized Loss	42,672.51

Class A-1 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00

Pre-Funded Amount (Ending)	0.00

Subsequent Pre-Funding Mortgage Loans
No. of Accounts	0
Trust Balance	0.00

Capitalized Interest Account (Ending)	0.00

Earnings on the Pre-Funding Account	0.00